Exhibit 10.5

                          PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT, dated as of April 30, 2002 (as amended, restated, extended, consolidated, supplemented, replaced or otherwise modified from time to time, this "Agreement"), by EACH OF THE PARTIES SET FORTH ON
SCHEDULE I (each a "Pledgor", and collectively, jointly and severally as the "Pledgors"), to and for the benefit of BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, a banking corporation organized under the laws of the Federal Republic of Germany, as agent ("Agent") for itself and the other Lenders (as defined below).

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Revolving Credit Agreement, dated as of the date hereof, by and among the Pledgors and the other borrowers party thereto (the "Borrowers"), the lenders from time to time party thereto (the "Lenders") and Agent, as agent for itself and the other Lenders (as amended, restated, extended, consolidated, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make a loan to the Borrowers, subject to the terms and conditions therein set forth, in the maximum principal amount of $75,000,000 (the "Loan");

     WHEREAS, each Pledgor owns the legal and beneficial membership interests and general partnership interests in the respective Pledged Borrowers (as defined below) set forth opposite such Pledgor's name on Schedule A;

     WHEREAS, each Pledged Borrower owns (directly or indirectly) the respective Properties (the "Properties") set forth opposite such Pledged Borrower's name on Schedule B;

     WHEREAS, it is a condition precedent to the obligations of the Lenders to make the Loan to the Borrowers pursuant to the Credit Agreement, that the Pledgors execute and deliver this Agreement to Agent; and

     WHEREAS, the Pledgors will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement and the other Loan Documents.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, and to induce Agent and the Lenders to execute and deliver the Credit Agreement and the other Loan Documents and to make the Loan thereunder, the Pledgors hereby represent, warrant, covenant and agree for the benefit of Agent and the Lenders as follows:

     1. Defined Terms. Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Credit Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. The word "including" when used in this Agreement shall be deemed to be followed by the words "without limitation". As used in this Agreement, the following terms shall have the meanings set forth below:

     "Agent" has the meaning ascribed to such term in the preamble to this Agreement.

     "Agreement" has the meaning ascribed to such term in the preamble to this Agreement.

     "Borrowers" has the meaning ascribed to such term in the preamble to this Agreement.

     "Cash Management Agreement" means the Cash Management Agreement, dated as of the date hereof, among the Borrowers, Agent and Deposit Bank, as the same may be amended, restated, extended, consolidated, supplemented, replaced or otherwise modified from time to time.

     "Code" means the Uniform Commercial Code from time to time in effect in the applicable state.

     "Collateral" has the meaning ascribed to such term in Section 2.

     "Credit Agreement" has the meaning ascribed to such term in the recitals to this Agreement.

     "Deposit Bank" means Fleet National Bank, and its successors and any replacement thereof in accordance with the Credit Agreement.

     "Distributions" has the meaning ascribed to such term in Section 2.

     "Issuer" has the meaning ascribed to such term in Section 5(b).

     "Lenders" has the meaning ascribed to such term in the recitals to this Agreement.

     "Loan" has the meaning ascribed to such term in the recitals to this Agreement.

     "Pledged Borrowers" means, collectively, Shelbourne I Century Park Company LLC, a Delaware limited liability company, Shelbourne II Century Park Company LLC, a Delaware limited liability company, Shelbourne I Seattle Landmark Company LLC, a Delaware limited liability company, Shelbourne II Seattle Landmark Company LLC, a Delaware limited liability company, Shelbourne II Tri-Columbus Company LLC, a Delaware limited liability company, Shelbourne III Tri-Columbus Company LLC, a Delaware limited liability company, Shelbourne I 568 Broadway Company LLC, a Delaware limited liability company, Shelbourne II 568 Broadway Company LLC, a Delaware limited liability company, Shelbourne III 568 Broadway Company LLC, a Delaware limited liability company, Shelbourne Richmond Company LLC, a Delaware limited liability company, Shelbourne Matthews Company LLC, a

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Delaware limited liability company, Shelbourne Melrose Crossing I Company LLC, a
Delaware limited liability company, Shelbourne Melrose Crossing II Company LLC, a Delaware limited liability company, Shelbourne Raleigh Company LLC, a Delaware limited liability company, Shelbourne Las Vegas Company LLC, a Delaware limited liability company, Shelbourne Livonia Company LLC, a Delaware limited liability company, Century Park I Joint Venture, a Delaware general partnership, Seattle Landmark Joint Venture, a Delaware general partnership, 568 Broadway Joint Venture, a Delaware general partnership and Tri-Columbus Associates, a Delaware general partnership.

     "Pledged Equity Interests" has the meaning ascribed to such term in Section 2.

     "Pledged Interests" means the membership interests and general partnership interests of Pledgors in the Pledged Borrowers listed on Schedule A, together with all membership and partnership interest certificates, options or rights of any nature whatsoever which may be issued or granted by such Pledged Borrowers to Pledgors while this Agreement is in effect, exclusive of Pledgors' voting and management rights in the Pledged Borrowers prior to an Event of Default.

     "Pledgor" or "Pledgors" has the meaning ascribed to such term in the preamble to this Agreement.

     "Proceeds" means all "proceeds" as such term is defined in the Code and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

     "Properties" has the meaning ascribed to such term in the recitals to this Agreement.

     "Special Damages" has the meaning ascribed to such term in Section 17(j).

     2. Pledge; Grant of Security Interest. Each of the Pledgors hereby pledges and grants to Agent for the ratable benefit of the Lenders, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Debt, a first priority security interest in all of each Pledgor's right, title and interest to the following:

          (i) all Pledged Interests; and

          (ii) all right, title, interest, claims or rights of each Pledgor now or hereafter in, to or against the Pledged Borrowers (including, without limitation, each Pledgor's ownership interest in the Pledged Borrowers, the interest of each Pledgor in and to the Organizational Documents, any and all certificates evidencing such ownership interest, the capital of the Pledged Borrowers, and the property and assets of the Pledged Borrowers and any rights pertaining thereto), together with any and all other securities, cash, certificates or other property, option or right in respect of, in addition to or substitution or exchange for any of the foregoing, or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for all or any thereof; and

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          (iii) all securities, moneys or property representing dividends or interest on any of the Collateral, or representing a distribution in respect of the Collateral, or resulting from a split-up, revision, reclassification or other like change of the Collateral or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Collateral; and

          (iv) any and all profits, proceeds, accounts, income, distributions, payments upon dissolution or liquidation of the Pledged Borrowers, or the sale, financing or refinancing of any of the property or assets of any of the Pledged Borrowers, proceeds of a casualty or condemnation, return of capital, repayment of loans, and payments of any kind or nature whatsoever, now or hereafter distributable or payable by any of the Pledged Borrowers or any partner, member or shareholder of any of the Pledged Borrowers to any Pledgor, by reason of any Pledgor's interest in any of the Pledged Borrowers or otherwise, or now or hereafter distributable or payable to any Pledgor from any other source by reason of any Pledgor being a partner, member or shareholder in any of the Pledged Borrowers, or on account of any interest in or claim or rights against any of the Pledged Borrowers held by any Pledgor, or by reason of services performed by any Pledgor for or on behalf of any of the Pledged Borrowers or with respect to the assets of any of the Pledged Borrowers and any and all proceeds from any Transfer, assignment or pledge of any interest of any Pledgor in, or claim or right against, any of the Pledged Borrowers (regardless of whether such Transfer, assignment or pledge is permitted under the terms hereof or the other Loan Documents), and any and all claims, choses in action or things in action now or hereafter arising against any of the Pledged Borrowers; and

          (v) all "accounts" and "general intangibles" (as such terms are defined in the Code) now or hereafter arising from any of the foregoing; and

          (vi) all promissory notes or other documents or instruments now or hereafter evidencing or securing any of the foregoing; and

          (vii) all right of any Pledgor to collect and enforce payments distributable or payable by any of the Pledged Borrowers or any member, partner or shareholder of any of the Pledged Borrowers to any Pledgor pursuant to the terms of the Organizational Documents; and

          (viii) all right, title and interest of each of the Pledgors in, to and under any policy of insurance payable by reason of loss or damage to the Collateral; and

          (ix) all documents, writings, leases, books, files, records, computer tapes, programs, ledger books and ledger pages arising from or used in connection with any of the foregoing; and

          (x) all renewals, extensions, additions, substitutions or replacements of any of the foregoing; and

          (xi) all powers, options, rights, privileges and immunities pertaining to any of the foregoing; and

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          (xii) all Proceeds of any of the foregoing and all cash, security or other property distributed on account of any of the foregoing (including, without limitation, any proceeds of insurance thereon).

All of the foregoing described in this Section 2 are hereinafter referred to collectively as the "Collateral". The items described in (i) through (iii), above (together with subsequent items in Section 2 above pertaining thereto), are sometimes hereinafter referred to as the "Pledged Equity Interests"; and the items described in (iv) and (v) above (together with the subsequent items in Section 2 above pertaining thereto), are sometimes hereinafter referred to collectively as the "Distributions".

     3. Representations and Warranties. The Pledgors represent and warrant as of the date hereof that:

     (a) no authorization, consent of or notice to any other Person (including, without limitation, any member, partner, shareholder or creditor of any Pledgor or any of the Pledged Borrowers) that has not been obtained, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, including, without limitation, the assignment and Transfer by the Pledgors of any of the Collateral to Agent or the subsequent assignment and Transfer thereof by Agent pursuant to the terms hereof;

     (b) all the Pledged Equity Interests have been duly and validly issued and are fully paid and nonassessable;

     (c) the Pledged Interests listed on Schedule A constitute all of the outstanding membership and partnership interests (limited or general) in the respective Pledged Borrowers;

     (d) Pledgors are the record and beneficial owners of, and have good and marketable title to, the Pledged Interests listed on Schedule A free of any and all Liens, options or other interests or any offset, whether legal, equitable or beneficial, in favor of, or claims of, any other Person, except the Lien created by this Agreement;

     (e) upon the filing of the UCC-1 financing statements referred to in
Section 11, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Collateral in such jurisdictions, enforceable as such against all creditors of the Pledgors and any Persons purporting to purchase any Collateral from any of the Pledgors;

     (f) the principal place of business of each Pledgor is as set forth opposite such Pledgor's name on Schedule I hereto;

     (g) the exact legal name of each Pledgor as indicated on the public record, which shows such Pledgor to be organized in its respective state of organization, is, and at all times has been, as set forth opposite such Pledgor's name on Schedule I hereto;

     (h) Each Pledgor is, and at all times has been, a limited partnership or a limited liability company, as the case may be, as indicated on Schedule I hereto, organized exclusively under the laws of the State of Delaware;

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     (i) none of the Pledgors has merged with or into, or acquired all or substantially all of the assets of, any other entity;

     (j) none of the Pledgors has used any trade name or assumed name;

     (k) there are now and shall hereafter be no certificates, instruments or writings representing any of the Pledged Interests; and

     (l) the Pledgors have delivered or caused to be delivered to Agent true and accurate copies of the Organizational Documents of each Pledged Borrower and such Organizational Documents have not been amended or modified as of the date hereof.

     4. Covenants. Each Pledgor covenants and agrees with Agent that, from and after the date of this Agreement until the Debt is paid in full:

     (a) Acknowledgements of Parties. If the Pledgors shall, as a result of their ownership of the Collateral, become entitled to receive or shall receive any regular, preferred or any other membership or partnership certificate, as applicable (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares, units, interest or other beneficial ownership interest of the Pledged Interests, or otherwise in respect thereof, Pledgors shall accept the same as Agent's agent, hold the same in trust for Agent and deliver the same forthwith to Agent in the exact form received, duly endorsed by Pledgors to Agent, if required, together with an undated regular, preferred or any other membership or general partnership interest, as applicable, power covering such certificate duly executed in blank and with, if Agent so requests, signature guaranteed, to be held by Agent hereunder as additional security for the Debt. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any of the Pledged Borrowers shall be paid over to Agent to be held by it hereunder as additional security for the Loan, and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of any of the Pledged Borrowers or pursuant to the reorganization thereof, the property so distributed shall be delivered to Agent to be held by it, subject to the terms hereof, as additional security for the Loan. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by any Pledgor, such Pledgor shall, until such money or property is paid or delivered to Agent, hold such money or property in trust for Agent, segregated from other funds of such Pledgor, as additional security for the Loan.

     (b) Certain Prohibited Actions. Without the prior written consent of Agent, Pledgors shall not, directly or indirectly do any of the following and shall prevent the occurrence of all of the following through the actions of any Pledged Borrower or otherwise: (i) vote to enable, or take any other action to permit, any Pledged Borrower to issue any corporate, general or limited partnership or membership interests or shares, as applicable, or to issue any other securities convertible into or granting the right to purchase or exchange for any corporate shares, general or limited partnership interests or membership interests, as applicable, in any Pledged Borrower, or (ii) except as expressly permitted by the Credit Agreement, Transfer or grant any

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option with respect to, the Collateral, or (iii) create, incur, authorize or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement. Pledgors shall, and shall cause the Pledged Borrowers to, defend the right, title and interest of Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

     (c) Further Assurances. At any time and from time to time, upon the written request of Agent, and at the sole expense of the Pledgors, the Pledgors shall promptly and duly give, execute, deliver file and/or record such further instruments and documents and take such further actions as Agent may request from time to time for the purposes of obtaining, creating, perfecting, validating or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing UCC financing or continuation statements. The Pledgors hereby authorize Agent to file any such financing statement or continuation statement without the signature of the Pledgors to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Agent, duly endorsed in a manner satisfactory to Agent, to be held as Collateral pursuant to this Agreement.

     (d) Limitation on Liens. The Pledgors will not, and will not permit any Pledged Borrower to, create, incur or permit to exist, will, and will cause the Pledged Borrowers to, defend the Collateral against, and will, and will cause the Pledged Borrowers to, take all such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby, and will, and will cause the Pledged Borrowers to, defend the right, title and interest of Agent and the Lenders in, to and under the Collateral against the claims and demands of all Persons whomsoever.

     (e) Further Identification of Collateral. Pledgors will furnish to Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

     (f) Changes in Name, etc. No Pledgor will, unless (i) it shall have given thirty (30) days' prior written notice to such effect to Agent and (ii) all action necessary or advisable, in Agent's opinion, to protect and perfect the Liens and security interests intended to be created hereunder with respect to the Collateral shall have been taken, (a) change its name, identity or structure, or (b) reorganize or reincorporate under the laws of another jurisdiction, or (c) merge with or into, Transfer all or substantially of its assets to, or acquire all or substantially all of the assets of, any other entity.

     (g) Indemnification as to Taxes. The Pledgors shall, and shall cause the Pledged Borrowers to, pay, indemnify, defend and save and hold Agent and the Lenders harmless from and against, any and all Losses, with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes (other than federal income taxes of Agent or any Lender) which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

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     (h) No Modification of Organizational Documents. So long as this Agreement remains in effect, Pledgors shall not modify, amend, cancel, release, surrender, terminate or permit the modification, amendment, cancellation, release, surrender or termination of, the Organizational Documents of any Pledged Borrower, or dissolve, liquidate or permit the dissolution, liquidation or expiration of any Pledged Borrower or the Organizational Documents of any Pledged Borrower, nor seek the partition of any of the assets of any Pledged Borrower, without in each instance the prior written consent of Agent, which consent may be withheld by Agent in its sole discretion.

     (i) Performance of Organizational Documents. The Pledgors shall perform or cause to be performed all duties, responsibilities and obligations under the Organizational Documents of each Pledged Borrower and with respect to the Collateral, and shall diligently and in good faith protect the value of the Collateral. The Pledgors shall not, without the prior written consent of Agent, which consent may be withheld by Agent in its sole discretion, take any action which could result in the sale, reduction, cancellation, dilution, diminution, conversion or withdrawal of any interest of the Pledgors in any Pledged Borrower, or omit to take any action necessary to prevent any such sale, reduction, cancellation, dilution, diminution, conversion or withdrawal, or otherwise take any action or omit to take any action that would, in the exercise of Agent's reasonable judgment, jeopardize or diminish the security afforded to Agent by the Collateral. Without limiting the foregoing, the Pledgors shall not consent to or permit to occur the admission of any new partner, member or shareholder interest in any Pledged Borrower, the creation of any new class of interest in any Pledged Borrower or the issuance, directly or indirectly, of any other equity interest in any Pledged Borrower.

     (j) Payment of Taxes. The Pledgors shall pay all taxes and other charges against the Collateral, shall not use the Collateral illegally, and shall not suffer to exist any loss, damage or destruction of the Collateral or any levy, seizure or attachment thereof.

     (k) Enforcement of Organizational Documents. The Pledgors, at the request of Agent, shall take such actions as Agent may reasonably require to enforce the terms of the Organizational Documents of any Pledged Borrower or any other contract, agreement or instrument included in, giving rise to, creating, establishing, evidencing or relating to the Collateral or to collect or enforce any claim for payment or other right or privilege assigned to Agent hereunder.

     5. Certain Understandings of Parties; Registration of Pledge; Control of Collateral, Etc.

     (a) Pledged Interests. (i) The Pledgors acknowledge and agree that the Pledged Interests constitute "general intangibles" (as defined in the Code); and
(ii) the Pledgors therefore covenant and agree that (A) the Pledged Interests are not and will not be traded, dealt in or traded on securities exchanges or securities markets, (B) the terms of the Pledged Interests do not and will not provide that they are securities governed by the Code and (C) the Pledged Interests are not and will not be investment company securities within the meaning of Section 8 103 of the Code, as in effect as of the date hereof.

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     (b) Registration of Pledge; Control of Collateral. Notwithstanding the
foregoing, to better assure the perfection of the security interest of Agent in the Pledged Interests, concurrently with the execution and delivery of this Agreement, the Pledgors shall send written instructions in the form of Exhibit A to each issuer thereof (an "Issuer"), and shall cause such Issuer to, and such Issuer shall, deliver to Agent the Confirmation Statement and Instruction Agreement in the form of Exhibit B pursuant to which such Issuer will confirm that it has registered the pledge of the Pledged Interests effected by this Agreement on its books and agrees to comply with the instructions of Agent in respect of the Pledged Interests without further consent of the Pledgors or any other Person. Notwithstanding anything in this paragraph to the contrary, neither the written instructions nor the Confirmation Statement and Instruction Agreement shall be construed as expanding the rights of Agent to give instructions with respect to the Collateral beyond such rights otherwise set forth in this Agreement or as provided by law.

     (c) Reports. The Pledgors will provide such documents and reports respecting the Collateral in such form and detail as Agent reasonably may request from time to time.

     (d) Organizational Documents. Anything herein to the contrary notwithstanding, (i) the Pledgors shall remain liable under the Organizational Documents of the Pledged Borrowers and all other contracts, agreements and instruments included in, giving rise to, creating, establishing, evidencing or relating to the Collateral to the extent set forth therein to perform all of its duties and obligations (including, without limitation, the making of any contributions to the capital of any Pledged Borrower or the payment of any other sum to or on behalf of any Pledged Borrower to the same extent as if this Agreement had not been executed, (ii) the exercise by Agent of any of its rights hereunder shall not release any Pledgor from any of their duties or obligations under the Organizational Documents of any Pledged Borrower or any such contracts, agreements and instruments, and (iii) neither Agent nor any Lender shall have any obligation or liability under the Organizational Documents of any Pledged Borrower or any such contract, agreement or instrument by reason of this Agreement, nor shall Agent or any Lender be obligated to perform any of the obligations or duties of the Pledgors thereunder or to take any action to collect or enforce any claim for payment or other right or privilege assigned to Agent hereunder.

     6. Cash Dividends; Voting Rights. Subject to the provisions of the Credit Agreement, the Cash Management Agreement and the other Loan Documents, and unless an Event of Default shall have occurred and be continuing, the Pledgors shall be permitted to receive all general partnership, limited partnership and/or regular, preferred or any other membership interest distributions or cash dividends paid in the normal course of business of any Pledged Borrower, as applicable, and to exercise all voting and general partnership, limited partnership and/or regular, preferred or any other membership interests or corporate rights with respect to the Collateral, provided that no vote shall be cast or right exercised or other action taken which, in Agent's judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

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     7. Rights of Agent.

     (a) If an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, Agent shall have the right to receive any and all Distributions received or paid in respect of the Collateral and to make application thereof to the Debt, in such order as Agent, in its sole discretion, may elect, in accordance with the Loan Documents. If an Event of Default shall occur and be continuing, then all such Collateral, at Agent's option, shall be registered in the name of Agent or its nominee (if not already so registered), and Agent or its nominee may thereafter exercise (i) all voting, and all corporate, regular membership or general or limited partnership, as applicable, and other rights pertaining to the Collateral and (ii) any and all rights of conversion, exchange, and subscription and any other rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of any Pledged Borrower, as applicable, or upon the exercise by the Pledgors or Agent of any right, privilege or option pertaining to the Collateral, and in connection therewith, the right to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     (b) The rights of Agent or the Lenders under this Agreement shall not be conditioned or contingent upon the pursuit by Agent of any right or remedy against any of the Pledgors or against any other Person which may be or become liable in respect of all or any part of the Debt or against any other security therefor, guarantee thereof or right of offset with respect thereto. Neither Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall Agent or any Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

     (c) The Pledgors also authorize Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 8 or 9, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     (d) The powers conferred on Agent hereunder are solely to protect Agent's interest in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers. Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither Agent nor any Lender or any of their respective officers, directors, employees shall be responsible to the Pledgors for any act or failure to act hereunder.

     (e) If any Pledgor fails to perform or comply with any of its agreements contained herein and Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Agent incurred in connection with such performance or compliance, together with interest at the

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Default Rate if such expenses are not paid within ten (10) days of demand, shall be payable by the Pledgors to Agent on demand and shall constitute obligations secured hereby.

     8. Remedies. If an Event of Default shall occur and be continuing, Agent may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Loan:

     (a) all rights and remedies of a secured party under the Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Agent were the sole and absolute owner thereof (and each of the Pledgors agrees to take all such action as may be appropriate to give effect to such right);

     (b) Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

     (c) Agent in its discretion may, in its name or in the name of any of the Pledgors or otherwise, demand, sue for, collect, direct payment of or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

     If an Event of Default shall occur and be continuing, Agent may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Loan, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required hereby or by the Code) to or upon any Pledgor, any Pledged Borrower or any other Person (all and each of which demands, presentments, protests, advertisements and notices, or other defenses, are hereby waived to the extent permitted under applicable Legal Requirements), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best in its sole discretion, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right, without notice or publication, to adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be adjourned without further notice. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by the Code, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of the Pledgors, which right or equity of redemption is hereby waived or released. Agent may take title to any such Collateral itself or in any nominee or designee. Agent shall apply the proceeds of

                                        11

any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Debt, in such order as Agent may elect, and only after such application and after the payment by Agent of any other amount required by any applicable Legal Requirement, including, without limitation, any applicable provision of the Code, need Agent account for the surplus, if any, to the Pledgors. To the extent permitted by applicable law, the Pledgors each waive all claims, damages and demands it may acquire against Agent or any Lender arising out of the exercise by Agent of any of its rights hereunder, except for any claims, damages and demands it may have against Agent arising from the willful misconduct or gross negligence of Agent or its Affiliates, or any agents or employees of the foregoing. If any notice of a proposed sale or other disposition of Collateral shall be required by applicable Legal Requirements, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

     (d) The rights, powers, privileges and remedies of Agent and the Lenders under this Agreement are cumulative and shall be in addition to all rights, powers, privileges and remedies available to Agent and the Lenders at law, in equity or otherwise. All such rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of Agent or any Lender hereunder.

     9. Private Sales. The Pledgors recognize that Agent may be unable to effect a public sale of any or all of the Collateral, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws or otherwise, and it may be advisable to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgors acknowledge and agree that any such private sale may result in prices and other terms less favorable to Agent than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of being a private sale. Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit any of the Pledgors or any Pledged Borrower to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Pledgors or Pledged Borrowers would agree to do so.

     (a) The Pledgors further shall use their best efforts to do or cause to be done all such other acts as may be reasonably necessary to make any sale or sales of all or any portion of the Collateral pursuant to this Section 9 valid and binding and in compliance with any and all applicable Legal Requirements. The Pledgors further agree that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to Agent, that Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgors, and the Pledgors each hereby waive and agree not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                                        12

     (b) Neither Agent nor any Lender shall incur any liability as a result of the sale of any Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner, it being agreed that some or all of the Collateral is or may be of one or more types that threaten to decline speedily in value and that are not customarily sold in a recognized market. The Pledgors each hereby waive any claims against Agent or any Lender arising by reason of the fact that the price at which any of the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Debt, even if Agent accepts the first offer received and does not offer any Collateral to more than one offeree, provided that Agent has acted in a commercially reasonable manner in conducting such private sale.

     10. Limitation on Duties Regarding Collateral. Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the Code or otherwise, shall be, to deal with it in the same manner as Agent deals with similar securities and property for its own account, which shall not include any steps necessary to preserve rights against prior parties. Neither Agent nor any Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgors or otherwise.

     11. Financing Statements; Other Documents. On the date hereof, the Pledgors shall deliver to Agent (a) UCC-1 financing statements with respect to the Collateral, suitable for filing in such jurisdictions as Agent shall request and
(b) any other document or instrument which Agent may request with respect to the Collateral for the purpose of obtaining or preserving the full benefit of this Agreement and of the rights and powers herein granted.

     12. Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to Agent, Agent is hereby appointed, which appointment as attorney-in-fact is irrevocable and coupled with an interest, the attorney-in-fact of each of the Pledgors for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which Agent may deem necessary or advisable to accomplish the purposes hereof including, without limitation:

     (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

     (c) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights and remedies of Agent with respect to any of the Collateral;

     (d) to execute, in connection with the sale provided for in Section 8 or 9, any endorsement, assignments, or other instruments of conveyance or transfer with respect to the Collateral; and

                                        13

     (e) executing and filing such amendments or modifications to the Organizational Documents as Agent deems necessary or desirable in connection with enforcement of any rights or remedies of Agent under this Agreement in respect of the Collateral following the occurrence of an Event of Default.

     If so requested by Agent, each of the Pledgors shall ratify and confirm any such sale or transfer by executing and delivering to Agent at the Pledgors' expense all proper deeds, bills of sale, instruments of assignment, conveyance of transfer and releases as may be designated in any such request.

     13. Non-Recourse. The provisions of Article XI of the Credit Agreement are hereby incorporated by reference into this Agreement.

     14. Indemnity. Pledgors each agree to indemnify Agent, the Lenders and their respective directors, officers, shareholders, employees and agents (collectively, the "Indemnified Parties") from and against any and all Losses arising out of or resulting from enforcement of this Agreement that are incurred thereby (including without limitation enforcement of this Agreement), except to the extent any such Losses arise by reason of the gross negligence or willful misconduct of any Indemnified Party.

     15. Security Interest Absolute. All rights of Agent, and the security interests hereunder, and all of the obligations secured hereby, shall be absolute and unconditional, irrespective of:

     (a) to the extent permitted by applicable Legal Requirements, any lack of validity or enforceability of the Loan Documents or any other agreement or instrument relating thereto;

     (b) any change in the time (including the extension of the Maturity Date), manner or place of payment of, or in any other term of, all or any of the obligations of Pledgor under the Loan and the Loan Documents or any other amendment or waiver of any consent to any departure from the Loan Documents;

     (c) any exchange, release or nonperfection of any other collateral for the Loan, or any release or amendment or waiver of or consent to departure from any of the Loan Documents with respect to all or any part of the Loan; or

     (d) any other circumstances (other than payment of the Debt in full) that might otherwise constitute a defense available to, or a discharge of, any Pledgor or any third party for the Loan or any part thereof.

     16. Continuing Security Interest; Release of Collateral. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Debt, (b) be binding upon the Pledgors and their respective successors and permitted assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and its successors, transferees and assigns. Upon the full and indefeasible payment of the Loan and subject to Section 12.27 of the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the

                                        13

Pledgors, provided, however, if at any time all or any part of any payment made by any Pledgor or received by Agent from any Pledgor with respect to the Loan is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Pledgor), then the security interest granted to Agent hereunder and the indemnities and other obligations of the Pledgors hereunder shall, to the extent of the payment made by the Pledgors, be deemed to have continued in existence, notwithstanding such previous payment by the Pledgors, or receipt of payment by Agent, and the security interest granted to Agent hereunder and the obligations of the Pledgors hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment had never been made.

     17. Miscellaneous.

     (a) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     (b) Headings. The headings used in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     (c) No Waiver; Cumulative Remedies. Agent shall not by any act (except by a written instrument pursuant to Section 17(d)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers or privileges provided by applicable Legal Requirements.

     (d) Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be waived, amended, or otherwise modified except by a written instrument executed by the party against which enforcement of such waiver, amendment, or modification is sought. This Agreement shall be binding upon and shall inure to the benefit of the Pledgors and their respective successors and permitted assigns and shall inure to the benefit of Agent and its successors and assigns; provided no Pledgor shall have any right to Transfer any of its rights hereunder. The rights of Agent under this Agreement shall automatically be transferred to any transferee to which Agent transfers the Notes and Credit Agreement.

                                        15

     (e) Notices. All notices or other written communications hereunder shall be delivered in accordance with Section 12.5 of the Credit Agreement.

     (f) Agents. Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for their actions except for the gross negligence or willful misconduct of any such agents or attorneys-in-fact selected by it in good faith.

     (g) Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

     (h) Governing Law, Submission to Jurisdiction.

     (A) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY AGENT AND ACCEPTED BY PLEDGORS IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTES DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL MATERIAL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE APPLICABLE STATE IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAWS OF SUCH APPLICABLE STATE, THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND ENFORCEABILITY OF THIS AGREEMENT AND ALL OF THE OBLIGATIONS ARISING HEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, PLEDGORS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTES, AND THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                                        16

     (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST AGENT OR PLEDGORS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT AGENT'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO
SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND PLEDGORS WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. PLEDGORS DO HEREBY DESIGNATE AND APPOINT:

          Corporation Service Company
          80 State Street
          Albany, New York 12207

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO PLEDGORS IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON PLEDGORS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. PLEDGORS (I) SHALL GIVE PROMPT NOTICE TO AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

     (i) WAIVER OF JURY TRIAL. EACH OF THE PLEDGORS AND AGENT HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH OF THE PLEDGORS AND AGENT, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF THE PLEDGORS AND AGENT ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

                                        17

     (j) Damages. No claim may be made by any Pledgor against Agent or any Lender, or their respective Affiliates, directors, officers, employees, or attorneys for any special, indirect or consequential damages ("Special Damages") in respect of any breach or wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law or otherwise) in connection with, arising out of, or in any way related to the transactions contemplated or relationship established by this Agreement, or any act, omission or event occurring in connection herewith or therewith; and to the fullest extent permitted by law, each Pledgor hereby waives, releases and agrees not to sue upon any such claim for Special Damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                         PLEDGORS:

                         SHELBOURNE PROPERTIES I L.P., a Delaware
                          limited partnership

                          By:  Shelbourne Properties I GP, LLC, a
                                Delaware limited liability company

                               By:  Shelbourne Properties I, Inc,
                                     a Delaware corporation

                                    By:/s/ Dallas Lucas
                                         --------------------
                                         Name:  Dallas Lucas
                                         Title: Treasurer

                         SHELBOURNE PROPERTIES II L.P.,
                          a Delaware limited partnership

                         By:  Shelbourne Properties II GP, LLC, a
                               Delaware limited liability company

                               By:  Shelbourne Properties II, Inc,
                                     a Delaware corporation

                                    By:/s/ Dallas Lucas
                                         --------------------
                                         Name:  Dallas Lucas
                                         Title: Treasurer


                         SHELBOURNE PROPERTIES III L.P.,
                          a Delaware limited partnership

                         By:  Shelbourne Properties III GP, Inc.,
                               a Delaware corporation

                               By:/s/ Dallas Lucas
                                    --------------------
                                    Name:  Dallas Lucas
                                    Title: Treasurer


                         SHELBOURNE I CENTURY PARK
                          COMPANY, LLC, a Delaware limited
                          liability company

                         By:  Shelbourne Properties I L.P., a
                               Delaware limited partnership

                              By:  Shelbourne Properties I GP, LLC,
                                    a Delaware limited liability
                                    company

                                   By:  Shelbourne Properties I, Inc.,
                                         a Delaware corporation

                                        By:/s/ Dallas Lucas
                                             --------------------
                                             Name:  Dallas Lucas
                                             Title: Treasurer


                         SHELBOURNE I SEATTLE LANDMARK
                          COMPANY, LLC, a Delaware limited liability company

                         By:  Shelbourne Properties I L.P., a
                               Delaware limited partnership

                              By:  Shelbourne Properties I GP, LLC,
                                     a Delaware limited liability
                                     company

                                   By:  Shelbourne Properties I, Inc.,
                                         a Delaware corporation

                                        By:/s/ Dallas Lucas
                                             --------------------
                                             Name:  Dallas Lucas
                                             Title: Treasurer


                         SHELBOURNE I 568 BROADWAY
                          COMPANY, LLC, a Delaware limited
                          liability company

                         By:  Shelbourne Properties I L.P., a
                               Delaware limited partnership

                              By:  Shelbourne Properties I GP, LLC,
                                    a Delaware limited liability
                                    company

                                   By:  Shelbourne Properties I, Inc.,
                                         a Delaware corporation

                                        By:/s/ Dallas Lucas
                                             --------------------
                                             Name:  Dallas Lucas
                                             Title: Treasurer


                         SHELBOURNE II SEATTLE LANDMARK
                          COMPANY, LLC, a Delaware limited
                          liability company

                         By:  Shelbourne Properties II L.P., a
                               Delaware limited partnership

                              By:   Shelbourne Properties II GP, LLC,
                                     a Delaware limited liability
                                     company

                                    By:  Shelbourne Properties II, Inc.,
                                          a Delaware corporation

                                        By:/s/ Dallas Lucas
                                             --------------------
                                             Name:  Dallas Lucas
                                             Title: Treasurer


                         SHELBOURNE II CENTURY PARK
                          COMPANY, LLC, a Delaware limited liability company

                         By:  Shelbourne Properties II L.P., a
                               Delaware limited partnership

                              By:   Shelbourne Properties II GP, LLC,
                                     a Delaware limited liability
                                     company

                                    By:  Shelbourne Properties II, Inc.,
                                          a Delaware corporation

                                        By:/s/ Dallas Lucas
                                             --------------------
                                             Name:  Dallas Lucas
                                             Title: Treasurer


                         SHELBOURNE II 568 BROADWAY
                          COMPANY, LLC, a Delaware limited
                          liability company

                         By:   Shelbourne Properties II L.P., a
                                Delaware limited partnership

                               By:  Shelbourne Properties II GP, LLC,
                                     a Delaware limited liability
                                     company

                                    By:  Shelbourne Properties II, Inc.,
                                          a Delaware corporation

                                        By:/s/ Dallas Lucas
                                             --------------------
                                             Name:  Dallas Lucas
                                             Title: Treasurer


                         SHELBOURNE II TRI-COLUMBUS
                          COMPANY, LLC, a Delaware limited
                          liability company

                         By:  Shelbourne Properties II L.P., a
                               Delaware limited partnership

                              By:   Shelbourne Properties II GP, LLC,
                                     a Delaware limited liability
                                     company

                                    By:  Shelbourne Properties II, Inc.,
                                          a Delaware corporation

                                        By:/s/ Dallas Lucas
                                             --------------------
                                             Name:  Dallas Lucas
                                             Title: Treasurer


                         SHELBOURNE III 568 BROADWAY
                          COMPANY, LLC, a Delaware limited
                          liability company

                         By:   Shelbourne Properties III L.P., a
                                Delaware limited partnership

                               By:   Shelbourne Properties III GP, Inc.,
                                      a Delaware corporation

                                     By:/s/ Dallas Lucas
                                           --------------------
                                           Name:  Dallas Lucas
                                           Title: Treasurer


                         SHELBOURNE III TRI-COLUMBUS
                          COMPANY, LLC, a Delaware limited
                          liability company

                         By:   Shelbourne Properties III L.P., a
                                Delaware limited partnership

                               By:  Shelbourne Properties III GP, Inc.,
                                     a Delaware corporation

                                    By:/s/ Dallas Lucas
                                         --------------------
                                         Name:  Dallas Lucas
                                         Title: Treasurer

                         AGENT:

                         BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH

                         By:
                            -------------------------
                            Name:
                            Title:


                         By:
                            -------------------------
                            Name:
                            Title:

                                                                      SCHEDULE I

                                    PLEDGORS

         Pledgor                                     Principal Place of Business

Shelbourne Properties I L.P.,
 a Delaware limited partnership                                 Delaware

Shelbourne Properties II L.P.,
  a Delaware limited partnership                                Delaware

Shelbourne Properties III L.P.,
 a Delaware limited partnership                                 Delaware

Shelbourne I Century Park Company LLC,
 a Delaware limited liability company                           Delaware

Shelbourne II Century Park Company LLC,
 a Delaware limited liability company                           Delaware

Shelbourne I Seattle Landmark Company LLC,
 a Delaware limited liability company                           Delaware

Shelbourne II Seattle Landmark Company LLC,
 a Delaware limited liability company                           Delaware

Shelbourne II Tri-Columbus Company LLC,
 a Delaware limited liability company                           Delaware

Shelbourne III Tri-Columbus Company LLC,
 a Delaware limited liability company                           Delaware

Shelbourne I 568 Broadway Company LLC,
 a Delaware limited liability company                           Delaware

Shelbourne II 568 Broadway Company LLC,
 a Delaware limited liability company                           Delaware

Shelbourne III 568 Broadway Company LLC,
 a Delaware limited liability company                           Delaware

                                    Sch. I-1

                                                                      SCHEDULE A
                                                             to Pledge Agreement

                        DESCRIPTION OF PLEDGED INTERESTS

                                                          Class of    Percentage
        Owner                        Issuer               Interest  of Interests
----------------------------  ------------------------  ----------  ------------
Shelbourne Properties I L.P.  Shelbourne I Century      Membership      100%
                                Park Company LLC

Shelbourne Properties I L.P.  Shelbourne I              Membership      100%
                                Seattle Landmark
                                Company LLC

Shelbourne Properties I L.P.  Shelbourne I 568          Membership      100%
                                Broadway Company LLC

Shelbourne Properties II L.P. Shelbourne Richmond       Membership      100%
                                Company LLC

Shelbourne Properties II L.P. Shelbourne Matthews       Membership      100%
                                Company LLC

Shelbourne Properties II L.P. Shelbourne Melrose        Membership      100%
                                Crossing I Company LLC

Shelbourne Properties II L.P. Shelbourne Raleigh        Membership      100%
                                Company LLC

Shelbourne Properties II L.P. Shelbourne II Century     Membership      100%
                                Park Company LLC

Shelbourne Properties II L.P. Shelbourne II Seattle     Membership      100%
                                Landmark Company LLC

Shelbourne Properties II L.P. Shelbourne II 568         Membership      100%
                                Broadway Company LLC

Shelbourne Properties II L.P. Shelbourne II Tri         Membership      100%
                                Columbus Company LLC

Shelbourne Properties         Shelbourne Melrose        Membership      100%
 III L.P.                        Crossing II Company LLC

                                    Sch. A-1

Shelbourne Properties         Shelbourne Las Vegas       Membership     100%
 III L.P.                       Company LLC

Shelbourne Properties         Shelbourne Livonia        Membership      100%
 III L.P.                       Company LLC

Shelbourne Properties         Shelbourne III 568        Membership      100%
 III L.P.                       Broadway Company LLC


Shelbourne Properties         Shelbourne III Tri        Membership      100%
 III L.P.                       Columbus Company LLC

Shelbourne I Century          Century Park I            Partnership      50%
 Park Company LLC               Joint Venture General

Shelbourne II Century         Century Park I            Partnership      50%
 Park Company LLC               Joint Venture General

Shelbourne I Seattle          Seattle Landmark          Partnership      50%
 Landmark Company LLC           Joint Venture General

Shelbourne II Seattle         Seattle Landmark          General          50%
 Landmark Company LLC           Joint Venture           Partnership

Shelbourne II Tri-Columbus    Tri Columbus Associates   General         20.66%
 Company LLC                                            Partnership

Shelbourne III Tri-Columbus   Tri Columbus Associates   General         79.34%
 Company LLC                                            Partnership

Shelbourne I 568 Broadway     568 Broadway              General        38.925%
 Company LLC                    Joint Venture           Partnership

Shelbourne II 568 Broadway    568 Broadway              General        38.925%
 Company LLC                    Joint Venture           Partnership

Shelbourne III 568 Broadway   568 Broadway              General         22.15%
 Company LLC                    Joint Venture           Partnership

                                    Sch. A-2

                                                                      SCHEDULE B
                                                             to Pledge Agreement

                             OWNERSHIP OF PROPERTIES

            Pledged Borrower                                   Property
-------------------------------------------             ------------------------
Shelbourne I Century Park Company LLC                   Century Park, CA

Shelbourne II Century Park Company LLC                  Century Park, CA

Shelbourne I Seattle Landmark Company LLC               Seattle Tower, WA

Shelbourne II Seattle Landmark Company LLC              Seattle Tower, WA

Shelbourne II Tri-Columbus Company LLC                  Leap Road, OH; Simmons,
                                                         OH; Volvo, OH

Shelbourne III Tri-Columbus Company LLC                 Leap Road, OH; Simmons,
                                                         OH; Volvo, OH

Shelbourne I 568 Broadway Company LLC                   568-578 Broadway, NY

Shelbourne II 568 Broadway Company LLC                  568-578 Broadway, NY

Shelbourne III 568 Broadway Company LLC                 568-578 Broadway, NY

Shelbourne Richmond Company LLC                         Commerce Plaza, VA

Shelbourne Matthews Company LLC                         Matthews Festival, NC

Shelbourne Melrose Crossing I Company LLC               None

Shelbourne Melrose Crossing II Company LLC              None

Shelbourne Raleigh Company LLC                          Sutton Square, NC

Shelbourne Las Vegas Company LLC                        Sunrise Marketplace, NV

Shelbourne Livonia Company LLC                          Livonia Plaza, MI

Century Park I Joint Venture                            Century Park, CA

Seattle Landmark Joint Venture                          Seattle Tower, WA

568 Broadway Joint Venture                              568-578 Broadway, NY

Tri-Columbus Associates                                 Leap Road, OH; Simmons,
                                                         OH; Volvo, OH

                                    Sch. B-1

                                                                       EXHIBIT A
                                                             to Pledge Agreement

                    [Form of Instruction to Register Pledge]

                                                                 April ___, 2002

To: [Insert Name of Issuer]

     In accordance with the requirements of that certain Pledge and Security Agreement, dated as of April ___, 2002 (as amended, restated, extended, consolidated, supplemented, replaced or otherwise modified from time to time, the "Pledge Agreement"), by Shelbourne Properties I L.P., a Delaware limited partnership, Shelbourne Properties II L.P., a Delaware limited partnership, Shelbourne Properties III L.P., a Delaware limited partnership, Shelbourne I Century Park Company LLC, a Delaware limited liability company, Shelbourne II Century Park Company LLC, a Delaware limited liability company, Shelbourne I Seattle Landmark Company LLC, a Delaware limited liability company, Shelbourne II Seattle Landmark Company LLC, a Delaware limited liability company, Shelbourne II Tri-Columbus Company LLC, a Delaware limited liability company, Shelbourne III Tri-Columbus Company LLC, a Delaware limited liability company, Shelbourne I 568 Broadway Company LLC, a Delaware limited liability company, Shelbourne II 568 Broadway Company LLC, a Delaware limited liability company and Shelbourne III 568 Broadway Company LLC, a Delaware limited liability company (collectively, the "Pledgors"), in favor of Bayerische Hypo- Und Vereinsbank AG, New York Branch, a banking corporation organized under the laws of the Federal Republic of Germany, as agent ("Agent") for itself and the other lenders from time to time a party thereto, you are hereby instructed, notwithstanding your and our understanding that the [membership] [general partnership] interest described below is not a security under the Uniform Commercial Code, as a precaution in the event that such interest was nevertheless held to be a security, to register the pledge of the following interests as follows (capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Pledge Agreement):

     _____% [membership] [general partnership] interest in the undersigned in [__________] (the "Issuer"), which is a __________ [limited liability company] [general partnership], including without limitation all of the following property now owned or at any time hereafter acquired by Pledgors or in which Pledgors now have or at any time in the future may acquire any right, title or interest:

     (a) the [membership] [general partnership] interests of the Issuer listed on Schedule A to the Pledge Agreement, together with all additional [membership interests] [general partnership interests] of, or other equity interests in, the Issuer and options, warrants, and other rights hereafter acquired by Pledgors in respect of such [membership] [general partnership] interests or other equity interests (whether in connection with any capital increase, recapitalization, reclassification, or reorganization of the Issuer or otherwise) (all such [membership] [general partnership] interests and other equity interests, including those described

                                   Exh. A-1

on Schedule A to the Pledge Agreement, and all such options, warrants and other rights being hereinafter collectively referred to as the "Pledged Interests");

     (b) all certificates, instruments, or other writings representing or evidencing the Pledged Interests, and all accounts and general intangibles arising out of, or in connection with, the Pledged Interests;

     (c) any and all moneys or property due and to become due to Pledgors now or in the future in respect of the Pledged Interests, or to which Pledgors may now or in the future be entitled to in its capacity as a member of the Issuer, whether by way of a dividend, distribution, return of capital, or otherwise;

     (d) all other claims which any of the Pledgors now has or may in the future acquire in its capacity as a shareholder of the Issuer against the Issuer and its property;

     (e) all rights of Pledgors under the [Limited Liability Company Agreement] [Partnership Agreement] (and all other agreements, if any, to which any Pledgor is a party from time to time which relate to its ownership of the Pledged Interests), including, without limitation, all voting and consent rights of Pledgors arising thereunder or otherwise in connection with Pledgors' ownership of the Pledged Interests; and

     (f) to the extent not otherwise included, all Proceeds of any or all of the foregoing.

     You are hereby further authorized and instructed to execute and deliver to Agent a Confirmation Statement and Instruction Agreement, substantially in the form of Exhibit B to the Pledge Agreement and, to the extent provided more fully therein, to comply with the instructions of Agent in respect of the Collateral without further consent of, or notice to, the undersigned. Notwithstanding anything in this paragraph, this instruction shall not be construed as expanding the rights of Agent to give instructions with respect to the Collateral beyond such rights set forth in the Pledge Agreement.

                                 Very truly yours,

                                 AGENT:
                                 BAYERISCHE HYPO- UND VEREINSBANK AG,
                                 NEW YORK BRANCH

                                 By:
                                       -------------------------
                                       Name:
                                       Title:

                                 By:
                                       -------------------------
                                       Name:
                                       Title:

                                   Exh. A-2

                                 PLEDGORS:

                                 [PLEDGORS]


                                   Exh. A-3

(page>
                                                                       EXHIBIT B
                                                             to Pledge Agreement

           [Form of Confirmation Statement and Instruction Agreement]

                                                                 April ___, 2002

To: ______________________

     Pursuant to the requirements of that certain Pledge and Security Agreement dated as of April ___, 2002 (as amended, restated, extended, consolidated, supplemented, replaced or otherwise modified from time to time, the "Pledge Agreement"), by Shelbourne Properties I L.P., a Delaware limited partnership, Shelbourne Properties II L.P., a Delaware limited partnership, Shelbourne Properties III L.P., a Delaware limited partnership, Shelbourne I Century Park Company LLC, a Delaware limited liability company, Shelbourne II Century Park Company LLC, a Delaware limited liability company, Shelbourne I Seattle Landmark Company LLC, a Delaware limited liability company, Shelbourne II Seattle Landmark Company LLC, a Delaware limited liability company, Shelbourne II Tri-Columbus Company LLC, a Delaware limited liability company, Shelbourne III Tri-Columbus Company LLC, a Delaware limited liability company, Shelbourne I 568 Broadway Company LLC, a Delaware limited liability company, Shelbourne II 568 Broadway Company LLC, a Delaware limited liability company and Shelbourne III 568 Broadway Company LLC, a Delaware limited liability company (collectively, the "Pledgors"), in favor of Bayerische Hypo- Und Vereinsbank AG, New York Branch, a banking corporation organized under the laws of the Federal Republic of Germany, as agent ("Agent") for itself and the other lenders from time to time a party thereto (the "Lenders"), this Confirmation Statement and Instruction Agreement relates to those [membership] [general partnership] interests (the "Pledged Interests"), as further described on Schedule I hereto, issued by _______________, a _______________ [limited liability company]
[general partnership]. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Pledge Agreement.

     The Pledged Interests are not (i) "investment company securities" (within the meaning of Section 8-103 of the Uniform Commercial Code (the "Code")) or
(ii) dealt in or traded on securities exchanges or in securities markets. None of the terms of any Pledged Interest provides that it is a "security" (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code).

     Nevertheless, in the event that the Pledged Interests should be determined to be "securities" (within the meaning of Sections 8-102(a)(15) and 8-103 of the Code), for purposes of perfecting the security interest of Agent therein, the Issuer agrees as follows:

     On the date hereof, the registered owner of [___]% of [__________] is:

                                   Exh. B-1

     The registered pledgee of the Pledged Interests is:

                 Bayerische Hypo- Und Vereinsbank AG,
                 as Agent for itself and the Lenders
                 Taxpayer I.D. Number:  [__________]

     There are no Liens of the Issuer on the Pledged Interests or any adverse claims thereto for which the Issuer has a duty under Section 8-403 of the Code. The Issuer has by book entry registered the Pledged Interests in the name of the registered pledgee on or before __________, 2002. No other pledge is currently registered on the books and records of the Issuer with respect to the Pledged Interests.

     Until the Debt is paid in full (exclusive of provisions which shall survive full payment), the Issuer agrees to: (i) comply with the instructions of Agent, without any further consent from the Pledgors or any other Person, in respect of the Pledged Collateral; and (ii) disregard any request made by the Pledgors or any other Person which contravenes the instructions of Agent with respect to the Pledged Collateral.

Dated: April ___, 2002

                                 Very truly yours,

                                 [ISSUER]

                                 By:
                                       -------------------------
                                       Name:
                                       Title:

ACKNOWLEDGED AND AGREED:

AGENT:

BAYERISCHE HYPO- UND
VEREINSBANK AG, NEW YORK
BRANCH

By:
      -------------------------
      Name:
      Title:


By:
      -------------------------
      Name:
      Title:

PLEDGORS:

[PLEDGORS]

                                   Exh. B-2

                                                                      SCHEDULE I

                       [Description of Pledged Interests]


                                   Sch. I-1